STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND
Supplement dated May 25, 2023

This Supplement dated May 25, 2023, amends the Statement of Additional Information (“SAI”)
of the Ultra Series Fund dated May 1, 2023

.
General Information. The third sentence of the first paragraph under the “General Information” disclosure is amended as restated as set forth below.
The funds described in the prospectuses and this Statement of Additional Information (“SAI”) are the Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds (collectively, the “Allocation Funds”); the Core Bond, High Income, Large Cap Value, Large Cap Growth, Mid Cap, and International Stock Funds (collectively, the “Core Funds”), and the Madison Target Retirement 2020, Madison Target Retirement 2030, Madison Target Retirement 2040 and Madison Target Retirement 2050 Funds (collectively, the “Target Date Funds”).

All references to “Target Allocation Funds,” are deleted and replaced with “Allocation Funds.”

Custodian. The address for State Street Bank and Trust Company (“State Street”) is deleted and replaced as follows:
One Congress Street, Suite 1, Boston, MA 02114-2016.

Please read this Supplement carefully and keep for future reference.

USF-SAI SUP (0523)